Acquisitions	12 Months Ended
Dec. 31, 2023
Acquisitions
Acquisitions

Note 3. Acquisitions

Acquisition of Corsicana Facility land site

During the year ended December 31, 2022, the Company initiated a large-scale development to expand its Bitcoin mining capabilities with the acquisition of a 265-acre site in Navarro County, Texas, strategically located next to the Navarro switch, for $10.1 million, where its anticipated one-gigawatt Bitcoin mining facility complex, the Corsicana Facility, is under development. See Note 7. Property and Equipment, for more information about the Corsicana Facility.

Acquisition of ESS Metron

On December 1, 2021, the Company acquired 100% of the equity interests of ESS Metron. ESS Metron is a power distribution and management systems manufacturing, design and engineering firm based in Denver, Colorado, operating from facilities totaling approximately 121,000 square feet of manufacturing, office, and warehouse space in the metropolitan Denver area. These facilities are subject to long-term lease agreements. The acquisition of ESS Metron established the Company’s Engineering business and enhanced the Company’s ability to scale its Bitcoin Mining and data center hosting operations.

Total consideration transferred of $56.9 million was comprised of a cash payment of approximately $30.1 million, net of $3.7 million of seller transaction costs, and 715,413 shares of the Company’s common stock with an acquisition date fair value of approximately $26.7 million. Of the 715,413 shares of common stock, 645,248 were issued upon closing and the remaining 70,165 were withheld as security for the sellers’ indemnification obligations for 18 months following the transaction closing date. During the year ended December 31, 2023, the indemnification period ended and all 70,165 of the withheld shares were issued to the ESS Metron sellers.

Other than an insignificant post-closing settlement of preliminary net working capital, there were no adjustments to the provisional purchase price and fair value estimates. The Company finalized the valuation of the acquired assets and liabilities, and consideration transferred, in December 2022.

The following table presents the allocation of the purchase consideration:

Cash and cash equivalents	$549
Accounts receivable	9,879
Prepaid and other current assets	636
Inventory and work-in-progress	1,175
Costs and estimated earnings in excess of billings	13,205
Property and equipment	4,501
Intangible assets	14,000
Right of use asset	6,714
Accounts payable	(9,235)
Accrued expenses	(1,239)
Billings in excess of costs and estimated earnings	(5,883)
Operating lease liabilities	(6,714)
Warranty liability	(116)
Total identifiable assets and liabilities acquired	27,472
Goodwill	29,379
Total purchase consideration	$56,851

Goodwill was attributable to the assembled workforce of experienced personnel at ESS Metron and synergies expected to be achieved from the combined operations of Riot and ESS Metron. The goodwill recognized is expected to be deductible for tax purposes. We assigned the goodwill to our Engineering segment.

The Company determined that the 70,165 shares withheld met the conditions necessary to be classified as equity because the consideration was indexed to the Company’s own equity, there were no exercise contingencies based on an observable market not based on its stock or operations, settlement was consistent with a fixed-for-fixed equity instrument, the agreement contained an explicit number of shares and there were no cash payment provisions. Additionally, based on these assessments, the Company recorded the shares at fair value on the acquisition date, similar to escrowed shares or securities and accounted for them in total consideration transferred. This consideration related to representations and warranties of circumstances that existed as of the acquisition date and which the Company believed to be accurate, with future issuance of the share consideration deemed likely to occur.

The fair values of cash and cash equivalents, accounts receivable, prepaid and other current assets, inventory and work-in-progress, accounts payable, accrued expenses, and warranty liability were determined to be the carrying values due to the short-term nature of the assets and liabilities. The fair value of the acquired trade receivables was determined to be the net realizable amount of the closing date book value of $9.9 million.

Contract assets consisted of costs and estimated earnings in excess of billings on uncompleted contracts and unearned revenue consists of billings in excess of costs and estimated earnings on uncompleted contracts. The fair values of these assets and liabilities were determined to be the carrying values due to the short-term nature of the underlying project contracts incurring costs and the associated customer billings.

The fair value of property and equipment was estimated by applying the cost approach. The cost approach uses the replacement or reproduction cost as an indicator of fair value. The assumptions of the cost approach include replacement cost new, projected capital expenditures, and physical deterioration factors including economic useful life, remaining useful life, age, and effective age.

Intangible assets reflect the identifiable intangible assets acquired, consisting of customer relationships, a trademark and UL Listings. Customer relationships are assigned an estimated useful life of approximately 10 years based on the low attrition of the customer base, in part due to the customized nature of the Company’s products. Fair value of the customer relationships was estimated by applying an income approach – multi period excess earnings method. The fair value was determined by calculating the present value of estimated future operating cash flows generated from the existing customers less costs to realize the revenue. The Company applied a discount rate of 21%, which reflected the nature of the assets as they relate to the risk and uncertainty of the estimated future operating cash flows. Other significant assumptions used to estimate the fair value of the customer contracts included an assumed income tax rate of 25%.

Although ESS Metron had been in business for over 60 years, the trademark was assigned a 10-year life due to the Company obtaining more data center customers where the longevity of the projects may be shorter than have been historically. Fair value of the trademark was estimated by applying the relief from royalty rate method. The fair value was determined by applying an estimated royalty rate to revenue, measuring the value the Company would pay in royalties to a market participant if it did not own the trademark and had to license it from a third party.

UL Listings were assigned a 12-year life. A UL Listing means that independent safety organization UL, LLC has tested representative samples of a product and determined that the product meets specific, defined requirements. These requirements are often based on UL’s published and nationally recognized Standards for Safety. Although the UL Listing certifications do not expire, due to technological improvements in similar products, particularly in the data center industry, a 12-year life was assumed. Fair value of the UL Listings was estimated by applying an estimated developer’s profit margin of approximately 4.5% to estimated costs to be incurred over an estimated six months to re-acquire the UL Listings. The Company applied a discount rate of 15%, which reflected the short time necessary to re-acquire the asset.

The right of use asset and operating lease liabilities consisted of two operating leases of the manufacturing facility in Denver, Colorado. These leases had combined annual payments of approximately $0.9 million and remaining lease terms of approximately 3.5 and 10 years as of acquisition.

The operating results of ESS Metron have been included in the Company’s Consolidated Statements of Operations since the acquisition date. The Company recognized $2.1 million of acquisition-related costs related to this acquisition that were expensed as incurred. From the acquisition date through December 31, 2021, ESS Metron’s total revenue and net income was approximately $4.2 million and $0.2 million, respectively.

Acquisition of Whinstone

On May 26, 2021, the Company acquired 100% of the equity interests of Whinstone US, Inc., the owner and operator of the Rockdale Facility. The assets and operations of Whinstone increased the scale and scope of Riot’s operations, which is a foundational element in the Company’s strategy to become an industry-leading Bitcoin mining platform on a global scale.

Total consideration transferred of $460.4 million was comprised of a $53.0 million cash payment (including $38.1 million of debt payoff and certain seller transaction costs), 11.8 million shares of the Company’s common stock with an acquisition date fair value of approximately $326.2 million, an $83.0 million contingent purchase price payable to the Seller (see Note 17. Commitments and Contingencies), and other net items of $(1.7 million).

There were no adjustments to the provisional purchase price and fair value estimates. The Company finalized the valuation of these assets and liabilities, and consideration transferred, in May 2022.

The following table presents the allocation of the purchase consideration:

Cash and cash equivalents	$10,400
Accounts receivable	1,072
Prepaid expenses and other current assets	2,176
Property and equipment	91,707
Derivative asset	13,967
Right of use asset	6,547
Security deposits	1,775
Future power credits	82,953
Accounts payable	(12,853)
Accrued expenses	(504)
Deferred revenue and customer deposits	(34,856)
Operating lease liabilities	(8,184)
Total identifiable assets and liabilities acquired	154,200
Goodwill	306,184
Total purchase consideration	$460,384

Goodwill represented the excess of total purchase consideration over the fair value of the underlying assets acquired and liabilities assumed. Goodwill was attributable to the assembled workforce of experienced personnel at Whinstone and synergies expected to be achieved from the combined operations of Riot and Whinstone. None of the goodwill recognized is expected to be deductible for tax purposes. The goodwill was not assigned to a segment.

As part of the share purchase agreement Riot entered into with the seller in connection with the Whinstone Acquisition, Riot was obligated to the seller to pay up to a maximum amount of $86.0 million, net of income taxes, as defined under the stock purchase agreement (undiscounted) of additional consideration if certain power credits were received or realized by Whinstone. Those power credits arose from the February 2021 weather event. The purchase price included the estimated fair value of the contingent consideration at the Whinstone Acquisition Date of approximately $83.0 million. The fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement. These assumptions for the power credits whose utilization by Whinstone is contingent on ERCOT’s future power billings, included the timing of receipt or realization of the power credits, estimates of future power consumption, the discount rate and credit risk of the Company and the owing party (ERCOT).

The fair value of the acquired trade receivables was determined to be the net realizable amount of the closing date book value of $1.1 million.

The fair value of the acquired long-term other asset of approximately $83.0 million related to the estimated amount of power credits due Whinstone from the February 2021 weather event. We estimated the fair value of the power credits to be the same as that of the contingent consideration arrangement because the Company is required to remit to the seller in cash as additional consideration the amount of such power credits received or realized by Whinstone. See discussion above on contingent consideration.

The derivative asset acquired pertained to the PPA. The fair value of the contract of approximately $14.0 million was estimated by applying a discounted debt-free cash flow approach. This fair value measurement was based on significant inputs not observable in the market and thus represented a Level 3 measurement as defined in ASC 820. The significant assumptions used to estimate fair value of the derivative contract included a discount rate of 21%, which reflected the nature of the contract as it relates to the risk and uncertainty of the estimated future mark-to-market adjustments, forward price curves of the power supply, broker/dealer quotes, and other similar data obtained from quoted market prices or independent pricing vendors.

The fair value of property and equipment was estimated by applying the cost approach. The cost approach uses the replacement or reproduction cost as an indicator of fair value. The assumptions of the cost approach included replacement costs, projected capital expenditures, and physical deterioration factors including economic useful life, remaining useful life, age, and effective age.

The operating results of Whinstone have been included in the Company’s Consolidated Statements of Operations since the acquisition date. The Company recognized $19.1 million of acquisition-related costs that were expensed as incurred.

The financial results of the acquisition have been included in the Company’s Consolidated Financial Statements from the closing of the acquisition. From the acquisition date through December 31, 2021, Whinstone’s total revenue and net income was approximately $24.5 million and $1.2 million, respectively.